Income Taxes (Q2)	6 Months Ended	12 Months Ended
	Jun. 30, 2020	Dec. 31, 2019
Income Taxes [Abstract]
Income Taxes
Note 7.  Income Taxes
The income tax provision for interim periods is determined using an estimated annual effective tax rate adjusted for discrete items, if any, which are taken into account in the quarterly period in which they occur.  We review and update our estimated annual effective tax rate each quarter. We recorded an approximately $2,000 income tax provision and $144,000 income tax benefit for the three and six months ended June 30, 2020, respectively, and a $20,000 income tax provision and $177,000 income tax benefit for the three and six months ended June 30, 2019, respectively.  For the three and six months ended June 30, 2020 and 2019, our estimated annual effective tax rate was primarily impacted by the overall valuation allowance position which reduced the net tax impact from taxable loss for all periods.

In March 2020, the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) was enacted. The CARES Act, among other things, includes certain changes to U.S. tax law that impact the Company, including deferment of employer social security payments, modifications to interest deduction limitation rules, a technical correction to tax depreciation methods for certain qualified improvement property, and alternative minimum tax credit refund.

We are required to establish a valuation allowance for deferred tax assets if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Based on available evidence, realization of deferred tax assets is dependent upon the generation of future taxable income. We considered projected future taxable income, tax planning strategies, and reversal of taxable temporary differences in making this assessment. As such, we have determined that a full valuation allowance is required as of June 30, 2020 and December 31, 2019. Under the Tax Cuts and Jobs Act of 2017 (“Tax Act”), we will be able to use our hanging credit deferred tax liabilities as a source of taxable income to support the indefinite-lived net operating losses created by the future reversal of our temporary differences. Accordingly, we have re-measured our existing deferred tax assets and liabilities using the enacted tax rate, and adjusted the valuation allowance on our deferred taxes.  As a result, a deferred tax liability related to goodwill of $640,000 and $621,000 remains on our condensed consolidated balance sheet at June 30, 2020 and December 31, 2019, respectively. The income tax benefit recorded for the six months ended June 30, 2020 is primarily related to this change in deferred tax liability and is due to the release of FIN 48 liability on state nexus.

As a result of the Tax Act, we are subject to several provisions of the Tax Act including computations under Section 162(m) executive compensation limitation and Section 163(j) interest limitation rules. We have considered the impact of each of these provisions in our computation of income tax expense for the three and six months ended June 30, 2020 and 2019.

Under the provisions of ASC 740, we determined that there were approximately $508,000 and $673,000 of unrecognized tax benefits, including $229,000 and $304,000 of related interest and penalties, required to be recorded in other liabilities in the condensed consolidated balance sheets as of June 30, 2020 and December 31, 2019, respectively. We believe that the total amounts of unrecognized tax benefits will not significantly increase or decrease within the next 12 months.

Note 9.  Income Taxes

The provision (benefit) for income taxes attributable to income from operations includes the following (in thousands):

	For the Years Ended December 31,
	2019	2018	2017
Current provision (benefit)
Federal	$25	$(29)	$(86)
State	68	(17)	29
Total current	93	(46)	(57)

Deferred (benefit) provision
Federal	88	15	(2,622)
State	(285)	62	(88)
Total deferred	(197)	77	(2,710)
Total (benefit) provision	$(104)	$31	$(2,767)

The provision for income taxes related to operations varies from the amount determined by applying the federal income tax statutory rate to the income or loss before income taxes, exclusive of net income attributable to non-controlling interest. The reconciliation of these differences is as follows:

	For the Years Ended December 31,
	2019	2018	2017
Computed expected income tax provision	21.0%	21.0%	34.0%
State income taxes, net of federal income tax benefit	(0.2)	(20.9)	0.9
Change in valuation allowance for deferred tax assets	(8.5)	47.7	(26.9)
Cumulative deferred adjustments	(0.4)	--	--
Provision to return adjustments	0.5	1.8	--
Other permanent differences	(3.7)	(12.2)	(1.3)
Dividend and accretion on preferred stock	(12.3)	(49.9)	(15.2)
FIN 48 liability	(1.3)	(4.6)	(0.9)
R&D credit	6.5	27.7	4.6
Impact of Tax Act	--	(12.5)	35.5
Other	--	--	1.5
	1.6%	(1.9)%	32.2%

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2019 and 2018 are as follows (in thousands):

	December 31,
	2019	2018
Deferred tax assets:
Accounts receivable, principally due to allowance for doubtful accounts	$185	$79
Allowance for inventory obsolescence and amortization	316	281
Accrued liabilities not currently deductible	1,649	1,634
Accrued compensation	1,655	1,206
Deferred rent	4,808	4,750
Section 163(j) interest limitation	804	246
Net operating loss carryforwards - federal	2,583	1,956
Net operating loss carryforwards - state	796	653
Federal tax credit	1,326	983
Total gross deferred tax assets	14,122	11,788
Less valuation allowance	(7,206)	(6,652)
Total deferred tax assets, net of valuation allowance	6,916	5,136
Deferred tax liabilities:
Amortization and depreciation	(2,623)	(2,237)
Unbilled accounts receivable, deferred for tax purposes	(1,611)	(955)
Goodwill basis adjustment and amortization	(2,886)	(2,713)
Telos ID basis difference	(417)	(49)
Total deferred tax liabilities	(7,537)	(5,954)
Net deferred tax liabilities	$(621)	$(818)

The components of the valuation allowance are as follows (in thousands):

	Balance Beginning of Period	Additions	Recoveries	Balance End of Period

December 31, 2019	$6,652	$554	$--	$7,206
December 31, 2018	$7,219	$--	$(567)	$6,652
December 31, 2017	$10,499	$--	$(3,280)	$7,219

U.S. Tax Cuts and Jobs Act
On December 22, 2017, the Tax Cuts and Jobs Act (“Tax Act”) was enacted.  The Tax Act made significant changes to the U.S. Internal Revenue Code including a number of changes that impact the Company, most notably a reduction to the U.S. federal corporate tax rate from 35% to 21%, effective January 1, 2018, and an indefinite carryforward period for net operating losses generated in taxable years beginning after December 31, 2017. As a result, we will be able to use our hanging credit deferred tax liability as a source of taxable income to support the indefinite-lived net operating losses created by the future reversal of our temporary differences.  Accordingly, we re-measured our existing deferred tax assets and liabilities using the enacted tax rate, and adjusted the valuation allowance on our deferred taxes and recorded a decrease in deferred tax liabilities of $3.0 million, with a corresponding adjustment to deferred tax benefit for the same amount for the year ended December 31, 2017.

On December 22, 2017, Staff Accounting Bulletin No. 118, “Income Tax Accounting Implications of the Tax Cuts and Jobs Act” was issued to address the application of U.S. GAAP in situations when a registrant does not have the necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Tax Act.  We re-measured our deferred tax assets and liabilities and adjusted the valuation allowance related to the hanging credit deferred tax liability and included these amounts in our consolidated financial statements for the year ended December 31, 2017. As of December 31, 2018, we have completed the accounting for all income tax effects of the Tax Act and recorded a SAB 118 adjustment in the current period tax provision related to state conformity to the indefinite-lived net operating loss provision of the Tax Act.

Beginning January 1, 2018, we are subject to several provisions of the Tax Act including computations under Section 162(m) executive compensation limitation and Section 163(j) interest limitation rules and we have considered the impact of each of these provisions in our overall tax expense for the years ended December 31, 2019 and 2018.

We are required to establish a valuation allowance for deferred tax assets if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Based on available evidence, realization of deferred tax assets is dependent upon the generation of future taxable income.  We considered projected future taxable income, tax planning strategies, and reversal of taxable temporary differences in making this assessment. As such, we have determined that a full valuation allowance is required as of December 31, 2019 and 2018. As a result of a full valuation allowance against our deferred tax assets and liabilities, a deferred tax liability related to goodwill remained on our consolidated balance sheets at December 31, 2019 and 2018.

At December 31, 2019, for federal income tax purposes there was approximately a $12.4 million net operating loss available to be carried forward to offset future taxable income. These net operating loss carryforwards expire in 2037. In addition, there was approximately $60,000 of alternative minimum tax credit available to be carried forward to reduce future regular tax liabilities until 2020, after which time it will be fully refundable in 2021, in accordance with the Tax Act.

Under the provisions of ASC 740, we determined that there were approximately $673,000 and $648,000 of unrecognized tax benefits, including $304,000 and $278,000 of related interest and penalties, required to be recorded in other liabilities as of December 31, 2019 and 2018, respectively. We believe that the total amounts of unrecognized tax benefits will not significantly increase or decrease within the next 12 months. The period for which tax years are open, 2016 to 2019, has not been extended beyond the applicable statute of limitations.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in thousands):

	2019	2018	2017
Unrecognized tax benefits, beginning of period	$648	$677	$762
Gross decreases — tax positions in prior period	(39)	(63)	(127)
Gross increases — tax positions in current period	101	92	77
Settlements	(37)	(58)	(35)
Unrecognized tax benefits, end of period	$673	$648	$677